                       NEW ENGLAND LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Eric T. Steigerwalt
  Chairman of the Board, President and Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  New England Variable Life Separate Account
      File No. 002-82838 Zenith Life,
      File No. 033-10954 Zenith Life One,
      File No. 033-19540 Zenith Life Plus,
      File No. 033-52050 Zenith Life Plus II,
      File No. 033-64170 Zenith Life Executive 65,
      File No. 033-65263 American Gateway Series,
      File No. 033-66864 Zenith Survivorship Life,
      File No. 033-88082 Zenith Flexible Life,
      File No. 333-21767 Zenith Variable Whole Life,
      File No. 333-46401 Enterprise Executive Advantage,
      File No. 333-73676 Zenith Flexible Life 2002,
      File No. 333-89409 Zenith Survivorship Life 2002,
      File No. 333-103193 Zenith Flexible Life 2001,
   o  New England Variable Annuity Separate Account
      File No. 033-85442 American Growth Series,
      File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2015.

/s/ Eric T. Steigerwalt
--------------------------
Eric T. Steigerwalt

                       NEW ENGLAND LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Steven H. Ashton
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Steven H, Ashton, a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  New England Variable Life Separate Account
      File No. 002-82838 Zenith Life,
      File No. 033-10954 Zenith Life One,
      File No. 033-19540 Zenith Life Plus,
      File No. 033-52050 Zenith Life Plus II,
      File No. 033-64170 Zenith Life Executive 65,
      File No. 033-65263 American Gateway Series,
      File No. 033-66864 Zenith Survivorship Life,
      File No. 033-88082 Zenith Flexible Life,
      File No. 333-21767 Zenith Variable Whole Life,
      File No. 333-46401 Enterprise Executive Advantage,
      File No. 333-73676 Zenith Flexible Life 2002,
      File No. 333-89409 Zenith Survivorship Life 2002,
      File No. 333-103193 Zenith Flexible Life 2001,
   o  New England Variable Annuity Separate Account
      File No. 033-85442 American Growth Series,
      File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2015.

/s/ Steven H. Ashton
-----------------------
Steven H. Ashton

                       NEW ENGLAND LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                             Kimberly A. Berwanger
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kimberly A. Berwanger, a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  New England Variable Life Separate Account
      File No. 002-82838 Zenith Life,
      File No. 033-10954 Zenith Life One,
      File No. 033-19540 Zenith Life Plus,
      File No. 033-52050 Zenith Life Plus II,
      File No. 033-64170 Zenith Life Executive 65,
      File No. 033-65263 American Gateway Series,
      File No. 033-66864 Zenith Survivorship Life,
      File No. 033-88082 Zenith Flexible Life,
      File No. 333-21767 Zenith Variable Whole Life,
      File No. 333-46401 Enterprise Executive Advantage,
      File No. 333-73676 Zenith Flexible Life 2002,
      File No. 333-89409 Zenith Survivorship Life 2002,
      File No. 333-103193 Zenith Flexible Life 2001,
   o  New England Variable Annuity Separate Account
      File No. 033-85442 American Growth Series,
      File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April, 2015.

/s/ Kimberly A. Berwanger
----------------------------
Kimberly A. Berwanger

                       NEW ENGLAND LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Peter M. Carlson
        Director, Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Director, Executive Vice President and Chief Accounting Officer of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  New England Variable Life Separate Account
      File No. 002-82838 Zenith Life,
      File No. 033-10954 Zenith Life One,
      File No. 033-19540 Zenith Life Plus,
      File No. 033-52050 Zenith Life Plus II,
      File No. 033-64170 Zenith Life Executive 65,
      File No. 033-65263 American Gateway Series,
      File No. 033-66864 Zenith Survivorship Life,
      File No. 033-88082 Zenith Flexible Life,
      File No. 333-21767 Zenith Variable Whole Life,
      File No. 333-46401 Enterprise Executive Advantage,
      File No. 333-73676 Zenith Flexible Life 2002,
      File No. 333-89409 Zenith Survivorship Life 2002,
      File No. 333-103193 Zenith Flexible Life 2001,
   o  New England Variable Annuity Separate Account
      File No. 033-85442 American Growth Series,
      File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2015.

/s/ Peter M. Carlson
-----------------------
Peter M. Carlson

                       NEW ENGLAND LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Kumar Das Gupta
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kumar Das Gupta, a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  New England Variable Life Separate Account
      File No. 002-82838 Zenith Life,
      File No. 033-10954 Zenith Life One,
      File No. 033-19540 Zenith Life Plus,
      File No. 033-52050 Zenith Life Plus II,
      File No. 033-64170 Zenith Life Executive 65,
      File No. 033-65263 American Gateway Series,
      File No. 033-66864 Zenith Survivorship Life,
      File No. 033-88082 Zenith Flexible Life,
      File No. 333-21767 Zenith Variable Whole Life,
      File No. 333-46401 Enterprise Executive Advantage,
      File No. 333-73676 Zenith Flexible Life 2002,
      File No. 333-89409 Zenith Survivorship Life 2002,
      File No. 333-103193 Zenith Flexible Life 2001,
   o  New England Variable Annuity Separate Account
      File No. 033-85442 American Growth Series,
      File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2015.

/s/ Kumar Das Gupta
----------------------
Kumar Das Gupta

                       NEW ENGLAND LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Christine M. DeBiase
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Christine M. DeBiase, a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  New England Variable Life Separate Account
      File No. 002-82838 Zenith Life,
      File No. 033-10954 Zenith Life One,
      File No. 033-19540 Zenith Life Plus,
      File No. 033-52050 Zenith Life Plus II,
      File No. 033-64170 Zenith Life Executive 65,
      File No. 033-65263 American Gateway Series,
      File No. 033-66864 Zenith Survivorship Life,
      File No. 033-88082 Zenith Flexible Life,
      File No. 333-21767 Zenith Variable Whole Life,
      File No. 333-46401 Enterprise Executive Advantage,
      File No. 333-73676 Zenith Flexible Life 2002,
      File No. 333-89409 Zenith Survivorship Life 2002,
      File No. 333-103193 Zenith Flexible Life 2001,
   o  New England Variable Annuity Separate Account
      File No. 033-85442 American Growth Series,
      File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2015.

/s/ Christine M. DeBiase
---------------------------
Christine M. DeBiase

                       NEW ENGLAND LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Meghan S. Doscher
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Meghan S. Doscher, a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  New England Variable Life Separate Account
      File No. 002-82838 Zenith Life,
      File No. 033-10954 Zenith Life One,
      File No. 033-19540 Zenith Life Plus,
      File No. 033-52050 Zenith Life Plus II,
      File No. 033-64170 Zenith Life Executive 65,
      File No. 033-65263 American Gateway Series,
      File No. 033-66864 Zenith Survivorship Life,
      File No. 033-88082 Zenith Flexible Life,
      File No. 333-21767 Zenith Variable Whole Life,
      File No. 333-46401 Enterprise Executive Advantage,
      File No. 333-73676 Zenith Flexible Life 2002,
      File No. 333-89409 Zenith Survivorship Life 2002,
      File No. 333-103193 Zenith Flexible Life 2001,
   o  New England Variable Annuity Separate Account
      File No. 033-85442 American Growth Series,
      File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 2015.

/s/ Meghan S. Doscher
------------------------
Meghan S. Doscher

                       NEW ENGLAND LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 Gene L. Lunman
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Gene L. Lunman, a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  New England Variable Life Separate Account
      File No. 002-82838 Zenith Life,
      File No. 033-10954 Zenith Life One,
      File No. 033-19540 Zenith Life Plus,
      File No. 033-52050 Zenith Life Plus II,
      File No. 033-64170 Zenith Life Executive 65,
      File No. 033-65263 American Gateway Series,
      File No. 033-66864 Zenith Survivorship Life,
      File No. 033-88082 Zenith Flexible Life,
      File No. 333-21767 Zenith Variable Whole Life,
      File No. 333-46401 Enterprise Executive Advantage,
      File No. 333-73676 Zenith Flexible Life 2002,
      File No. 333-89409 Zenith Survivorship Life 2002,
      File No. 333-103193 Zenith Flexible Life 2001,
   o  New England Variable Annuity Separate Account
      File No. 033-85442 American Growth Series,
      File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2015.

/s/ Gene L. Lunman
---------------------
Gene L. Lunman

                       NEW ENGLAND LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                James J. Reilly
                            Vice President - Finance

KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, Vice President - Finance of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  New England Variable Life Separate Account
      File No. 002-82838 Zenith Life,
      File No. 033-10954 Zenith Life One,
      File No. 033-19540 Zenith Life Plus,
      File No. 033-52050 Zenith Life Plus II,
      File No. 033-64170 Zenith Life Executive 65,
      File No. 033-65263 American Gateway Series,
      File No. 033-66864 Zenith Survivorship Life,
      File No. 033-88082 Zenith Flexible Life,
      File No. 333-21767 Zenith Variable Whole Life,
      File No. 333-46401 Enterprise Executive Advantage,
      File No. 333-73676 Zenith Flexible Life 2002,
      File No. 333-89409 Zenith Survivorship Life 2002,
      File No. 333-103193 Zenith Flexible Life 2001,
   o  New England Variable Annuity Separate Account
      File No. 033-85442 American Growth Series,
      File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March, 2015.

/s/ James J. Reilly
----------------------
James J. Reilly